UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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CHEMUNG FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHEMUNG FINANCIAL CORPORATION

One Chemung Canal Plaza
Elmira, New York 14901

Notice of 2004 Annual Meeting of Shareholders
and
Proxy Statement

Subsidiaries: Chemung Canal Trust Company
CFS Group, Inc.

April 9, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Chemung Financial Corporation to be held at the Holiday Inn Elmira - Riverview, 760 East Water Street, Elmira, New York on Thursday, May 20, 2004, at 1:00 p.m.

The primary business of the meeting will be to consider and vote upon the election of four directors and to transact any other business that may come before the meeting.

The formal Notice of Annual Meeting and Proxy Statement containing further information pertinent to the business of the meeting are set forth on the following pages. During the meeting, members of management will review the Corporation's operations during the past year and will be available to respond to questions.

Your vote is important no matter how many shares you own. Whether or not you plan to attend the Annual Meeting, please indicate your vote by using the enclosed proxy card or by voting by telephone or via the Internet as soon as possible.

Sincerely,

/s/Jan P. Updegraff
President and
Chief Executive Officer

CHEMUNG FINANCIAL CORPORATION

One Chemung Canal Plaza
Elmira, New York 14901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Thursday, May 20, 2004

To Our Shareholders:

Notice is hereby given that the 2004 Annual Meeting of the Shareholders of Chemung Financial Corporation will be held at the Holiday Inn Elmira - Riverview, 760 East Water Street, Elmira, New York, on Thursday, May 20, 2004, at 1:00 p.m., for the following purposes:

1.	To elect four directors, each to serve for a three-year term.

2.	To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 26, 2004 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

Jane H. Adamy
Secretary

Dated:	April 9, 2004
Elmira, New York

TABLE OF CONTENTS

Proxy Statement	1

Election of Directors	2

Stock Ownership	5

Compensation of Executive Officers	8

Stock Performance Graph	12

Information Regarding the Board of Directors	13

Certain Transactions with Executive Officers and Directors	17

Audit Committee Report	17

Other Matters	20

Appendix A - Audit Committee Charter	21

CHEMUNG FINANCIAL CORPORATION

One Chemung Canal Plaza, Elmira, New York 14901

PROXY STATEMENT

Time and Place of the Meeting

We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting") of Chemung Financial Corporation ("Chemung Financial" or "Corporation") to be held on Thursday, May 20, 2004 at 1:00 P.M., at the Holiday Inn Elmira - Riverview, 760 East Water Street, Elmira, New York.

This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Shareholders are being mailed to shareholders on or about April 9, 2004. In the proxy statement, the "Bank" refers to Chemung Canal Trust Company, Chemung Financial's subsidiary bank.

Shareholders Entitled to Vote

The record date for the meeting is March 26, 2004. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting.

On record date there were 3,724,692 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter that properly comes before the meeting.

Proxies and Voting Procedures

Each proxy submitted will be voted as directed. However, if a proxy does not specify how it is to be voted, it will be voted as the Board recommends -that is, FOR the election of the four nominees for director named in the proxy statement. Abstentions are voted neither "for" nor "against," but are counted in the determination of a quorum. The Board of Directors knows of no other business to be brought before the Annual Meeting but if any other matters are properly presented at the meeting for consideration, the persons named as proxies will have discretion to vote on those matters according to their best judgment.

We are offering three alternative ways to vote your shares:

To Vote by Mail - To vote by mail please sign, date and mail your proxy card in the envelope provided as soon as possible.

To Vote by Telephone - If you wish to vote by telephone, call toll-free 1-800-776-9437 and follow the instructions. Have your proxy card available when you call.

To Vote by Internet - If you wish to use the Internet, you can access the web page at www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

The deadline for telephone and Internet voting is 11:59 p.m. Eastern Daylight Savings Time on May 19, 2004.

A shareholder may revoke a proxy vote at any time before it is voted by delivering written notice of revocation to the Secretary of Chemung Financial Corporation or by delivering a later dated proxy or by voting in person at the annual meeting.

Required Vote

There are no cumulative voting rights. Nominees for director will be elected by a plurality of votes cast at the Annual Meeting by holders of common stock present in person or represented by proxy and entitled to vote on such election. Any other matter requires the affirmative vote of a majority of the votes cast at the meeting, except as otherwise provided in the Corporation's Certificate of Incorporation or Bylaws. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld (including broker non-votes) and abstentions are counted as present for the purpose of determining a quorum but are not counted as votes cast.

ELECTION OF DIRECTORS

The bylaws of the Corporation provide that the directors shall be classified into three classes as equal in number as possible, with one class to be elected each year for a term of three years. Currently, the Board of Directors is composed of fourteen members.

Nominees

Unless otherwise indicated in the enclosed proxy, the persons named in such proxy intend to nominate and vote FOR the election of the four nominees, to serve for three years and until their respective successors have been duly elected and qualified. All the nominees currently serve as directors on the Board of Directors. The Board of Directors is not aware that any nominee named in this proxy statement will be unable or unwilling to accept nomination or election. Should any nominee for the office of director become unable to accept nomination or election, the persons named in the proxy will vote for the election of such other persons, if any, as the Board of Directors may recommend.

The names and ages of persons nominated by the Board of Directors, their principal occupations and business experience for the past five years, and certain other information are set forth below.

Directors to be elected at the 2004 Annual Meeting to serve until the 2007 Annual Meeting

Name of Nominee	Information Regarding Nominee
Robert H. Dalrymple

Mr. Dalrymple, age 53, has served as a director since 1995. He is Secretary and Vice President of Dalrymple Holding Corporation, parent company for several construction materials and highway construction companies. Mr. Dalrymple is the brother of David J. Dalrymple, also a director of the Corporation.

Frederick Q. Falck

Mr. Falck, age 55, has served as a director since 1997. He is President of L.M. Trading Company, an agricultural investment corporation; Vice President of Arnot Realty Corporation; and, President and former Chairman of The Rathbone Corporation.

Ralph H. Meyer

Mr. Meyer, age 64, has served as a director since 1985. He retired on August 1, 1998 as President and Chief Executive Officer of Guthrie Healthcare System, a vertically integrated health care delivery system.

Richard W. Swan	Mr. Swan, age 55, has served as a director since 1985. He is President of Swan & Sons-Morss Co., Inc., an insurance brokerage agency.

The Board of Directors recommends a vote "FOR" all nominees.

Continuing Directors

The following information is provided with respect to directors who will continue to serve as directors of the Corporation until the expiration of their terms at the times indicated.

Directors to serve until the 2005 Annual Meeting

Name of Director	Information Regarding Director

Robert E. Agan	Mr. Agan, age 65, has served as a director since 1986. He retired June 1, 2001 as Chairman of the Board and Chief Executive Officer of Hardinge Inc., a worldwide machine tool manufacturer.

Stephen M. Lounsberry III	Mr. Lounsberry, age 50, has served as a director since 1995. He is President of Applied Technology Manufacturing, a manufacturer of machined industrial and railroad component parts.

Thomas K. Meier	Dr. Meier, age 63, has served as a director since 1988. He is President of Elmira College.

Charles M. Streeter, Jr.	Mr. Streeter, age 64, has served as a director since 1985. He retired December 31, 2002 as President of Streeter Associates, Inc., a general building contractor.

Nelson Mooers van den Blink

Mrs. van den Blink, age 69, has served as a director since 1985. She is Chairman of the Board, Chief Executive Officer and Treasurer of The Hilliard Corporation, a motion control equipment, oil reclaimer and filter manufacturer.

Directors to serve until the 2006 Annual Meeting

Name of Director	Information Regarding Director

David J. Dalrymple

Mr. Dalrymple, age 50, has served as a director since 1993. He is President of Dalrymple Holding Corporation, parent company for several construction materials and highway construction companies. Mr. Dalrymple is the brother of Robert H. Dalrymple, also a director of the Corporation.

William D. Eggers	Mr. Eggers, age 60, has served as a director since 2002. He is Senior Vice President and General Counsel of Corning Incorporated, a diversified manufacturing company.

John F. Potter	Mr. Potter, age 58, has served as a director since 1991. He is President of Seneca Beverage Corporation, a wholesale distributor of beer and water products.

William C. Ughetta

Mr. Ughetta, age 71, has served as a director since 1985. He is Lawyer, of Counsel to the law firm of Sayles & Evans. Mr. Ughetta was formerly Senior Vice President and General Counsel of Corning Incorporated, a diversified manufacturing company. He also is a director of Covance, Inc., GlobalLift Technologies, Inc. and a Trustee of Corning Community College.

Jan P. Updegraff	Mr. Updegraff, age 61, has served as a director since 1996. He is President and Chief Executive Officer of the Corporation and the Bank.

STOCK OWNERSHIP

Stock Ownership of Significant Shareholders, Directors and Executive Officers

The following table provides certain information regarding the ownership of the outstanding shares of Chemung Financial Corporation as of March 26, 2004, based on information available to the Board of Directors. Information is included for: 1) owners of more than 5% of the common stock, 2) directors and nominees for directors, 3) named executive officers listed in the Summary Compensation Table and 4) executive officers and directors as a group. Unless otherwise indicated, each of the beneficial owners named below has sole voting and investment authority with respect to the shares listed.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five Percent Shareholders:

Chemung Canal Trust Company One Chemung Canal Plaza Elmira, NY 14901	448,666	[1]	12.0%

Chemung Canal Trust Company Profit-Sharing, Savings and Investment Plan One Chemung Canal Plaza Elmira, NY 14901	252,823	[2]	6.7%

David J. Dalrymple 2105 South Broadway Pine City, NY 14871	628,469	[3,6]	16.9%

Robert H. Dalrymple 2105 South Broadway Pine City, NY 14871	582,066	[4,6]	15.6%

Catherine D. Smith 430 Pine Drive Jackson, WY 83001	465,326	[5,6]	12.5%

Directors, Nominees and Named Executive Officers:

Robert E. Agan	17,631	[7]	*
William D. Eggers	500		*
Frederick Q. Falck	132,630	[7,9]	3.6%
Stephen M. Lounsberry III	24,831	[7]	*
Thomas K. Meier	10,534	[7]	*
Ralph H. Meyer	18,464	[7]	*
John F. Potter	36,698	[7,10]	*
Charles M. Streeter, Jr.	15,157	[7]	*
Richard W. Swan	71,561	[11]	1.9%
William C. Ughetta	57,130	[7]	1.5%
Jan P. Updegraff	16,931	[8,12]	*
Nelson Mooers van den Blink	4,001		*
James E. Corey III	8,508	[8]	*

All Directors and Executive Officers as a group (23 persons)	1,134,001	[13]	30.5%
* Unless otherwise noted, less than 1%
[1]

Held by the Bank in various fiduciary capacities, either alone or with others. Includes 49,991 shares held with sole voting and dispositive powers and 398,675 shares held with shared power to vote. There are 261,395 shares held with shared dispositive powers. Shares held in a co-fiduciary capacity by the Bank are voted by the co-fiduciary in the same manner as if the co-fiduciary were the sole fiduciary. Shares held by the Bank as sole trustee will be voted by the Bank only if the trust instrument provides for voting of the shares at the direction of the grantor or a beneficiary and the Bank actually receives voting instructions.

[2]

The Plan participants instruct the Bank as trustee how to vote these shares. If a participant fails to instruct the voting of the shares, the Bank votes these shares in the same proportion as it votes all of the shares for which it receives voting instructions. Plan participants have dispositive power over these shares subject to certain restrictions.

[3]

Includes 107,285 shares held directly, 9,450 shares held in trust over which Mr. Dalrymple has voting and dispositive powers, 3,808 shares held as custodian for Mr. Dalrymple's children, 448,510 shares held by the Dalrymple Family Limited Partnership of which David J. Dalrymple, Robert H. Dalrymple and Catherine D. Smith are general partners, and 59,416 shares held by Dalrymple Holding Corporation, of which David J. Dalrymple and Robert H. Dalrymple are officers, directors and principal shareholders. Excludes 7,176 shares held by Mr. Dalrymple's spouse as to which Mr. Dalrymple disclaims beneficial ownership. See footnote 6.

[4]

Includes 64,690 shares held directly, 9,450 shares held in trust over which Mr. Dalrymple has voting and dispositive powers, 448,510 shares held by the Dalrymple Family Limited Partnership of which David J. Dalrymple, Robert H. Dalrymple and Catherine D. Smith are general partners, and 59,416 shares held by Dalrymple Holding Corporation of which David J. Dalrymple and Robert H. Dalrymple are officers, directors and principal shareholders. Excludes 5,044 shares held by Mr. Dalrymple's spouse as to which Mr. Dalrymple disclaims beneficial ownership. See footnote 6.

[5]

Includes 13,008 shares held directly, 3,808 shares held as custodian for Mrs. Smith's children, 448,510 shares held by Dalrymple Family Limited Partnership of which David J. Dalrymple, Robert H. Dalrymple and Catherine D. Smith are general partners. See footnote 6.

[6]

Excludes 30,230 shares held by Susquehanna Supply Company of which David J. Dalrymple and Robert H. Dalrymple each owns 23.1% of the outstanding common stock. Because of the definition of "beneficial ownership" under Section 13 of The Securities and Exchange Act, David J. Dalrymple, Robert H. Dalrymple and Catherine D. Smith are each listed as beneficial owners of 448,510 of the same shares; David J Dalrymple and Robert H. Dalrymple are each beneficial owners of 507,926 of the same shares. Without such multiple counting, David J. Dalrymple, Robert H. Dalrymple and Catherine D. Smith's aggregate beneficial ownership would equal 19.3% of the Corporation's outstanding shares.

[7]

Includes shares that Messrs. Agan (16,731), Falck (4,488), Lounsberry (7,392), Meier (3,534), Meyer (13,624), Potter (13,440), Streeter (5,567), and Ughetta (7,130) have credited to their accounts in memorandum unit form under the Corporation's Deferred Directors Fee Plan. The deferred fees held in memorandum unit form will be paid solely in shares of the Corporation's Common Stock pursuant to the terms of the Plan and the election of the Plan participants. Shares held in memorandum unit form under the Plan have no voting rights.

[8]

Includes all shares of common stock of the Corporation held for the benefit of each Executive Officer by the Bank as trustee of the Bank's Profit Sharing, Savings and Investment Plan. Messrs. Updegraff and Corey have an interest in 16,667 and 5,553 shares held by the Plan, respectively.

[9]

Includes 1,800 shares held directly and 126,342 shares held in trusts over which Mr. Falck has voting and dispositive power. Excludes 141,282 shares owned by The Rathbone Corporation of which Mr. Falck is an officer and director.

[10]		Includes 14,771 shares owned by Seneca Beverage Corporation, of which Mr. Potter is an officer, director and principal shareholder.

[11]

Includes 11,700 shares owned by Swan & Sons-Morss Co., Inc., of which Mr. Swan is an officer, director and one of the principal shareholders, 33,255 shares held in trusts over which Mr. Swan has voting and dispositive power, and 340 shares held by Mr. Swan as custodian for his minor children. Does not include 4,316 shares held by the others as trustees for a trust of which Mr. Swan is an income beneficiary or 4,474 shares held by Mr. Swan's spouse as to which Mr. Swan disclaims beneficial ownership.

[12]		Excludes 500 shares held by Mr. Updegraff's spouse as to which Mr. Updegraff disclaims beneficial ownership.

[13]

Does not include 21,091 shares owned by spouses of certain officers and directors as to which such officers and directors disclaim beneficial ownership. Does not include 507,926 shares included under each of David J. Dalrymple and Robert H. Dalrymple and 448,510 shares under Catherine D. Smith (see footnote 6). Also does not include 84 shares of preferred stock owned by directors, certain officers and their spouses of CCTC Funding Corp., a subsidiary of the Bank, a Real Estate Investment Trust under the Internal Revenue Code.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934 requires directors and certain officers of Chemung Financial and persons who beneficially own more than ten percent of the outstanding shares of Chemung Financial's common stock to file reports of beneficial ownership and changes of beneficial ownership of shares of common stock with the Securities and Exchange Commission. SEC regulations require such persons to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to Chemung Financial and its representatives and certain representations that no other reports were required, all persons subject to the SEC reporting requirements filed the required reports on a timely basis.

COMPENSATION OF EXECUTIVE OFFICERS

Report of the Compensation Committee on Executive Compensation

Under the supervision of the Compensation Committee (formerly the Personnel Committee), the Corporation has developed and implemented compensation policies that seek to enhance the profitability of the Bank and the Corporation, thus enhancing shareholder value. The Committee recommends to the Board of Directors the salaries and incentive bonuses of executive officers. In recommending to the Committee the compensation and bonuses of the executive vice presidents and chief auditor, the Committee reviews a recommendation by the Chief Executive Officer that is based on a number of factors including individual and organizational performance, merit increases and responsibility levels. The Committee determined that no bonuses should be paid in 2003 due to corporate performance not having exceeded expectations.

Compensation of the Chief Executive Officer

The Board of Directors, upon recommendation of the Compensation Committee, sets the annual compensation of the Chief Executive Officer. The recommendation of the Committee follows substantial review of comparative information including executive compensation for similarly situated banks and bank holding companies. Key criteria include Return on Average Tier I Equity, Return on Average Assets and dividend performance. The Committee determined that the performance of the Bank was well within the range reported by its peers and that the compensation paid by the Bank was appropriate in comparison to the peer group. Incentive bonus payments to the CEO, based upon performance relative to measurable goals are determined at the beginning of the year. There were no incentive bonus payments paid based upon 2003 corporate performance.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2003 were Messrs. Ughetta, Agan, Dalrymple, Falck, Meier, Meyer and Swan and Mrs. van den Blink. The Bank retained Sayles & Evans, a law firm of which Mr. Ughetta is of counsel, for legal services during 2003 and expects to retain Sayles & Evans for legal services during the current year.

Jan P. Updegraff participates in the deliberations of the Compensation Committee for the purpose of providing evaluations and recommendations with respect to the compensation paid to executive officers other than himself. Mr. Updegraff, however, neither participates nor is otherwise involved in the deliberations of the Committee with respect to his own compensation, and those deliberations are conducted by the Committee in executive session without Mr. Updegraff present.

Summary Compensation Table

The following table contains compensation paid to certain executive officers of the Corporation for the three-year period ended December 31, 2003 to the extent such persons' salary and bonus exceeded $100,000.

	Annual Compensation
Name & Principal Position	Year	Salary($)	Earned Bonus($)	All Other Compensation($)[1]

Jan P. Updegraff	2003	275,000	0	6,000
	2002	275,000	0	8,844
	2001	250,961	33,415	10,191

James E. Corey III	2003	120,161	0	3,050
	2002	120,161	0	6,639
	2001	113,429	10,000	8,467
[1]		Includes amounts allocated for the year indicated under the Bank's Profit Sharing, Savings and Investment Plan.

NOTE: The officers of the Corporation are not separately compensated for services rendered to the Corporation.

William C. Ughetta, Chairman	Frederick Q. Falck	Richard W. Swan
Robert E. Agan	Thomas K. Meier	Nelson Mooers van den Blink
David J. Dalrymple	Ralph H. Meyer

Pension Plans

The following table shows the estimated annual retirement benefits payable from the Chemung Canal Trust Company Pension and Executive Supplemental Pension Plans, based upon a straight-life annuity form of payment, payable on the retirement at age 65, and assuming final average earnings as shown. Employees vest fully following 5 years of service, normal retirement age is 65, and reduced benefit payments are available for early retirement at or after age 55.

Average Annual Compensation	15	20	25	30	35[1]
$100,000	23,463	31,284	39,105	45,926	52,747
$150,000	37,338	49,874	62,230	73,176	84,122
$200,000	51,213	68,284	85,355	100,426	115,497
$250,000	65,088	86,784	108,480	127,676	146,872
$300,000	78,963	105,284	131,604	154,926	178,247
1 Maximum number of years allowed under the terms of the Pension Plan.

The Pension plan provides an annual benefit of 1.2% for each year of credited service to a maximum of 25 years, and, for each additional year to a maximum of 10 years, 1%, times average annual compensation (exclusive of bonuses); plus, for each year of credited service to a maximum of 35 years, 0.65% of average compensation in excess of the average of the taxable wage base in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the participant attains Social Security retirement age. The average taxable wage base was $43,968 for a participant attaining age 65 in 2003.

The named executive officers of the Corporation and the Bank had the following credited full years of service under the Plan as of December 31, 2003: Jan P. Updegraff - 33 and James E. Corey III - 16.

The Bank's non-qualified Executive Supplemental Pension Plan provides a benefit equal to the benefit which would have been paid under the terms of the Bank's Pension Plan without regard to limitations under the Internal Revenue Code less the amount payable under the Pension Plan. From time to time the Board of Directors may select executives as participants in the plan. Currently, Mr. Updegraff is the only active employee participating. Based on projected service and current compensation, $38,278 would be payable to Mr. Updegraff annually as a supplemental retirement benefit commencing at age 65.

Employment Agreements

Each of the named executive officers has an employment agreement with Chemung Canal Trust Company; they do not have employment agreements with Chemung Financial Corporation. The Bank entered into employment agreements with Messrs. Updegraff and Corey effective November 8, 2000. Mr. Updegraff serves as President and Chief Executive Officer of the Corporation and the Bank; Mr. Corey serves as Vice President of the Corporation and Executive Vice President of the Bank.

Under their respective employment agreements, each executive officer may receive fringe benefits generally provided to all full-time employees of the Bank with similar years of service. In the event the executive officer is unable to work due to illness, injury or other incapacity, the executive officer may receive his salary for up to twelve months, minus any payments made under the Bank's disability fringe benefit program. After twelve months, the executive officer is entitled to disability payments only. In the event of death, the Bank shall pay to the executive officer's estate the executive officer's salary for a period of six months, based on the executive officer's salary on the date of death.

Messrs. Updegraff and Corey's employment agreements provide for initial terms of three years ending December 31, 2004, with renewals for one additional year following each anniversary date upon the Bank's thirty days' written notice prior to January 1 that the terms of the employment agreement will be extended, unless the executive officer gives thirty days' written notice of termination. The employment agreements of Messrs. Updegraff and Corey have been renewed for the year 2004 and therefore now extend to December 31, 2006.

The Bank may terminate an executive officer's employment agreement at any time upon thirty days' written notice for misconduct or neglect of duties. In the event of such a termination, the executive officer will no longer receive a salary, but will be eligible for retirement and other benefits earned up to the date of termination of employment. In the event the termination is without cause, the executive officer is entitled (a) to salary for the duration of the term of the employment agreement; (b) to pension benefits with full credit for service and salary until the end of the term of the employment agreement; and (c) to contribution of a payment of five percent of each salary payment made after termination without cause to a memorandum account for the executive officer on which interest shall be paid at the rate paid on regular savings accounts by the Bank for the benefit of executive officers or named beneficiaries.

STOCK PERFORMANCE GRAPH

The following graph compares the yearly change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) and NASDAQ Bank Stocks Index for the period of five years commencing December 31, 1998.

(Performance Graph Omitted)

	1998	1999	2000	2001	2002	2003
Chemung Financial Corporation	100.00	91.74	77.48	111.12	103.11	142.10
CRSP NASDAQ Composite	100.00	185.43	111.83	88.77	61.67	91.75
NASDAQ - Bank Stocks	100.00	96.15	109.84	118.92	121.74	156.62

The cumulative total return includes (i) dividends paid and (ii) changes in the share price of the Corporation's Common Stock and assumes that all dividends were reinvested. The above graph assumes that the value of the investment in Chemung Financial Corporation and each index was $100 on December 31, 1998.

The Total Returns Index for NASDAQ Stock Market (US Companies) and Bank Stocks indices were obtained from the Center for Research in Security Prices (CRSP), University of Chicago, Chicago, Illinois.

INFORMATION REGARDING THE BOARD OF DIRECTORS

Board Organization and Operation

Chemung Financial Corporation is managed under the direction of its Board of Directors (the "Board"). All members of the Board also serve on the Board of Directors of Chemung Canal Trust Company. The Board establishes policies and strategies and regularly monitors the effectiveness of management in carrying out these policies and strategies. Members of the Board are kept informed of the Corporation's business activities through discussions with key members of the management team, by reviewing materials provided to the Board and by participating in meetings of the Board and its committees.

The Board of Directors has determined that Messrs. Agan, Eggers, Falck, Lounsberry, Meier, Meyer, Potter, Streeter, Swan, Ughetta and Mrs. van den Blink are "independent" for purposes of Section 10A(m)(3) of the Securities and Exchange Act of 1934, NASD listing standards and other applicable laws (without any reliance of any exemptions provided therein) and that none of said persons have any relationship with the Corporation that would impair their independence as so defined.

During 2003 the Board of Directors of the Corporation held nine scheduled meetings. The Board of Directors of the Bank held twelve scheduled meetings in 2003. Each director attended at least 75% of the total board meetings and meetings of the board committees on which he or she served.

Board Committees

The Corporation has three standing committees, Audit, Compensation, and Nominating and Governance. In addition, the Bank has the following committees: Executive, Loan, Trust and Employee Benefits and Portfolio.

Audit Committee: The Chair of the Audit Committee is Mr. Lounsberry. Other members of the Committee during 2003 included Messrs. Agan, Eggers, Potter, and Streeter and Mrs. van den Blink. Mr. Meyer, elected to the Committee March 17, 2004, has been designated by the Board of Directors as the Audit Committee's "financial expert" in accordance with applicable law, the Committee having determined that Mr. Meyer meets all required qualifications as that term is defined in Item 401(h) of Regulation S-K and "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934. The responsibilities of the Audit Committee include the appointment of independent auditors, the pre-approval of all audit services and permitted non-audit services provided to the Corporation by the Corporation's independent auditors, reviews of the independence of the Corporation's independent auditors and reviews of the adequacy of internal accounting and disclosure controls of the Corporation.

The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this proxy statement. The charter can also be viewed at the "Corporate Governance" link on the home page of the Bank's website www.chemungcanal.com. During the year 2003, there were seven Audit Committee meetings.

Compensation Committee: The Chair of the Compensation Committee is Mr. Ughetta. The Compensation Committee assumed the duties of the Personnel Committee. Other members of the Compensation Committee during 2003 included Messrs. Agan, D. Dalrymple, Falck, Meier, Meyer, and Swan and Mrs. van den Blink. The Compensation Committee is responsible for the nomination of officers and recommendation of compensation and other benefits for the chief executive officer, executive vice presidents and chief auditor. There were six meetings of the Committee during 2003. As of the date of this proxy statement, the members of the Compensation Committee are all independent as defined by Rule 4200(a)(15) of the NASD listing standards and Rule 10A-3(b)(1) under the Securities and Exchange Commission Act of 1934, Mr. David Dalrymple having resigned as a Committee member. A copy of the Compensation Committee charter can be viewed at the "Corporate Governance" link on the home page of the Bank's website www.chemungcanal.com.

Nominating and Governance Committee: The Nominating and Governance Committee was initially formed in March 2004. The Committee is currently composed of Messrs. Agan, Eggers, Meyer, Potter and Streeter and Mrs. van den Blink. The Committee oversees the Corporation's corporate governance responsibilities on behalf of the Board and is responsible for the identification and recommendation of individuals qualified to become members of the Board for each vacancy that occurs and for each election of directors at an annual meeting of shareholders. The Committee will submit nominees to be considered for election to the Board of Directors, without further required approval, beginning with the annual meeting of shareholders scheduled for 2005. In 2004, the entire Board of Directors approved the nominees to be considered for election. All nominees served as directors during 2003.

It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations for candidates to the Board of Directors from shareholders. Shareholder recommendations for candidates to the Board of Directors must be directed in writing to the Corporate Secretary, One Chemung Canal Plaza, Elmira, New York 14901, and must include: the candidate's principal occupation or employment, the number of shares of the Corporation which are beneficially owned by such candidate, a description of all arrangements or understandings between the shareholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, detailed biographical data and qualifications and information regarding any relationships between the candidate and the Corporation within the last three years, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

A shareholder's recommendation must also set forth: the name and address, as they appear on the Corporation's books, of the shareholder making such recommendation, the class and number of shares of the Corporation which are beneficially owned by the shareholder and the date such shares were acquired by the shareholder, any material interest of the shareholder in such nomination, any other information that is required to be provided pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in the shareholder's capacity as a proponent to a shareholder proposal, and a statement from the recommending shareholder in support of the candidate, references for the candidate, and an indication of the candidate's willingness to serve, if elected.

Chemung Financial Corporation's bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nominations, which are properly brought before an annual meeting of shareholders. To be timely, a shareholder's notice must be delivered to or mailed and received at the Corporation's principal executive offices not less than 120 calendar days prior to the date proxy statements were mailed to shareholders in connection with the previous year's annual meeting of shareholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder to be timely must be so received a reasonable time before the solicitation is made.

In identifying and evaluating the individuals that it recommends that the Board of Directors select, as director nominees, the Committee utilizes the following process:

  The Committee reviews the qualifications of any candidates who have been properly recommended or nominated by the shareholders, as well as those candidates who have been identified by management, individual members of the Board of Directors or, if the Committee determines, a search firm.
  The Committee evaluates the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of shareholders.
  The Committee considers the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. In evaluating the suitability of the candidates, the Committee considers many factors including, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole.
  After such review and consideration, the Committee recommends that the Board of Directors select the slate of director nominees, either at a meeting of the committee at which a quorum is present or by unanimous written consent of the Committee.
  The Committee will endeavor to notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individuals for election to the Board of Directors.

As of the date of this proxy statement, the members of the Nominating and Governance Committee are all independent as defined by Rule 4200(a)(15) of the NASD listing standards, Mr. Dalrymple having resigned as a Committee member. A copy of the Committee charter can be viewed at the "Corporate Governance" link on the home page of the Bank's website www.chemungcanal.com.

Executive Committee: The Chair of the Executive Committee is Mr. David Dalrymple. Other members include Messrs. R. Dalrymple, Meier, Meyer, Swan, Ughetta and Updegraff. The Executive Committee may, during the interval between Board meetings, exercise all of the authority of the Board, except those powers that are expressly reserved to the Board under law or the Corporation's bylaws. There were five meetings of the Committee during 2003.

Loan Committee: The Chair of the Loan Committee is Mr. Agan. Other members include Messrs. D. Dalrymple, R. Dalrymple, Lounsberry, Potter, Swan and Updegraff. The Loan Committee establishes policy for the Bank's lending functions as determined under applicable regulation and/or the bylaws. There were twelve meetings of the Committee in 2003.

Portfolio Committee: The Chair of the Portfolio Committee is Mr. Streeter. Other members include Messrs. R. Dalrymple, Eggers, Falck, Lounsberry, Potter and Updegraff. The Portfolio Committee passes on all questions of policy relating to the oversight of the Bank's investment portfolio and internal administrative functions. There were four meetings of the Committee in 2003.

Trust and Employee Benefits Committee: The Chair of the Trust and Employee Benefits Committee is Mr. Meyer. Other members include Messrs. Eggers, Falck, Meier, Streeter, Ughetta and Updegraff and Mrs. van den Blink. The Trust and Employee Benefit Committee passes on all questions of the policy bearing upon the investment of trust funds and the general conduct of the estate, agency and fiduciary business of the Bank. The Committee also has responsibility for the Bank's benefit plans and reviews the trust and investment policies and performance. There were twelve meetings of the Trust and Employee Benefits Committee in 2003.

Board Compensation

Each non-employee director of the Bank receives an annual retainer of $5,500 and a fee of $300 for each meeting of the Board of Directors and its committees attended. The chair of each committee receives $350 for each committee meeting attended. Only one fee is paid for attendance at meetings that serve both the Corporation and the Bank. Employee directors receive no fees for their services as directors.

A Deferred Directors Fee Plan for non-employee directors provides that directors may elect to defer receipt of all or any part of their fees. Deferrals are credited with either interest-compounded quarterly at the Applicable Federal Rate for short-term debt instruments or converted to units, which appreciate or depreciate, as would an actual share of the Corporation's common stock purchased on the deferral date. Cash Deferrals will be paid into an interest bearing account and paid in cash. Units will be paid in shares of common stock.

Shareholder Communication with the Board

Shareholders may communicate in writing with the Board of Directors or with individual directors by contacting the Corporation's Corporate Secretary, Jane H. Adamy, One Chemung Canal Plaza, Elmira, New York 14901. The Corporate Secretary will relay the question or message to the specific director identified by the shareholder or, if no specific director is requested, to a director selected by the Chief Executive Officer.

Directors Attendance at Annual Meetings

The Corporation does not have a formal policy regarding attendance by a member of the Board of Directors at the Corporation's Annual Meeting of shareholders. The Corporation has always encouraged the directors to attend its annual meeting and expects to continue this policy. In 2003, ten directors attended the annual meeting.

Code of Ethics

The Corporation has recently adopted a Code of Ethics for Senior Financial Officers which applies to Chemung Financial's chief executive officer, the chief auditor and other senior officers performing accounting, auditing, financial management or similar functions. The Code of Ethics can be viewed at the "Corporate Governance" link on the home page of the Bank's website www.chemungcanal.com.

CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

A number of Chemung Financial's directors, members of executive management and their associates are customers of Chemung Canal Trust Company. Any extensions of credit made to them are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others and do not involve more than normal risk of collectibility or present other unfavorable features

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Chemung Financial Corporation is comprised of directors who are "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, the NASD listing standards and other applicable laws (without reliance on any exemptions provided therein) and that none of said persons have any relationship with the Company that would impair their independence as so defined. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in February 2004 and which is attached to this proxy statement as Appendix A. The charter can also be viewed at the "Corporate Governance" link on the home page of the Bank's website www.chemungcanal.com.

The Audit Committee held seven meetings during 2003. The meetings were designed to facilitate and encourage private communication among the Audit Committee, the internal auditors and the Corporation's independent auditors, KPMG LLP ("KPMG").

Management is responsible for internal controls and the financial reporting process. The Audit Committee believes that management maintains an effective system of internal controls which results in fairly presented financial statements.

The Audit Committee has reviewed and discussed the Corporation's audited consolidated financial statements for the year ended December 31, 2003, with management and KPMG. The Audit Committee has also discussed with KPMG the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from KPMG the written disclosures and the letter regarding KPMG's independence, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed KPMG's independence with KPMG and has considered whether the non-audit services provided by KPMG during the year ended December 31, 2003, were compatible with maintaining KPMG's independence. The Audit Committee has concluded that the non-audit services provided do not impair the independence of KPMG.

Based on the review and discussions with management and KPMG, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Chemung Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee and the Board have also appointed KPMG as the Corporation's independent auditors for 2004.

The Audit Committee of the Board of Directors of Chemung Financial Corporation:

Stephen M. Lounsberry, III, Chairman	John F. Potter
Robert E. Agan	Charles M. Streeter, Jr.
William D. Eggers	Nelson Mooers van den Blink

Fees for Professional Services Rendered by KPMG LLP

The following table provides information concerning fees paid to KPMG LLP for the years ended December 2002 and 2003.

	Fiscal Years Ended December 31,
	2003	2002
Audit Fees	$144,300	$99,000
Audit-Related Fees	24,300	17,900
Tax Fees	49,630	45,545
All Other Fees	0	17,273
Total Fees	$218,230	$179,718

The audit fees were for professional services rendered for the audit of the Corporation's annual financial statements and review of financial statements included in the Corporation's 10-Q and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements.

The audit-related fees were for professional services rendered for the audit of the Corporation's employee benefit plans.

The tax fees were for professional services rendered for preparation of tax returns and consultations with the Corporation on various tax matters.

All other fees consist of fees for services other than the services reported above. In fiscal 2003, there were no such fees. In fiscal 2002, this category represented fees related to review services related to information technology.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves the audit and permissible non-audit services provided by the independent auditors. These services may include audit services, non-audit services, audit-related services, tax services and other services. The independent auditor and management periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Committee may also pre-approve additional services on a case-by-case basis. In the period between meetings of the Audit Committee, the Committee Chair or a delegated sub-committee is authorized to pre-approve such services on behalf of the Committee provided that such pre-approval is ratified by the Audit Committee at its next regularly scheduled meeting. All services provided by KPMG in 2002 and 2003 were pre-approved by the Audit Committee.

Solicitation of Proxies

The cost of soliciting proxies will be borne by Chemung Financial Corporation. In addition to solicitations by mail, some of the directors, officers or employees of the Corporation may conduct solicitations in person and by telephone or facsimile without remuneration. The Corporation may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock and will reimburse such intermediaries for their reasonable expenses in forwarding proxy materials.

Shareholder Proposals

Shareholders who desire to present proposals at the 2005 Annual Meeting of Shareholders must forward them in writing to the Corporate Secretary of Chemung Financial Corporation, One Chemung Canal Plaza, Elmira, New York 14901, so they are received no later than December 10, 2004, in order to be considered for inclusion in the Corporation's proxy statement for such meeting. Such proposals must comply with the Securities and Exchange Commission's regulation regarding the inclusion of shareholder proposals in proxy materials.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented to the annual meeting other than as specified above. If, however, any other matters should come before the 2004 Annual Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

The Bank has purchased insurance from Cincinnati Insurance Company providing for reimbursement of its directors and officers for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Bank's Pension and Profit-Sharing Plan. The insurance coverage, expiring in April 2006 has an annual cost of $64,621.

Chemung Financial Corporation's 2003 Annual Report to Shareholders on Form 10-K, together with an abbreviated report for the twelve-month period are enclosed with this proxy statement, which was mailed to shareholders on or about April 9, 2004.

Any shareholder may obtain a copy of Chemung Financial Corporation's 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission without charge. To obtain a copy, write to: Jane H. Adamy, Corporate Secretary, One Chemung Canal Plaza, Elmira, New York 14901, or e-mail the request to the Bank's website www.chemungcanal.com.

By Order of the Board of Directors,

Jane H. Adamy
Secretary

Date:	April 9, 2004
One Chemung Canal Plaza
Elmira, New York 14901
www.chemungcanal.com

APPENDIX A

CHEMUNG FINANCIAL CORPORATION
AUDIT COMMITTEE CHARTER
(Adopted by the Audit Committee - February 9, 2004)

  Purpose

The Audit Committee (the "Committee") is established by the Board of Directors to assist the Board in fulfilling its oversight responsibilities over Chemung Financial Corporation and its wholly owned subsidiaries (hereinafter collectively referred to as the "Corporation") in their accounting and financial reporting processes and the audits of the financial statements of the Corporation. The Committee's primary functions are to:

  Monitor the integrity of the Corporation's financial statements, financial reporting process and systems of internal controls regarding financial reporting.
  Monitor the Corporation's compliance with legal and regulatory requirements.
  Undertake efforts to ensure the qualifications and independence of the Corporation's independent auditors.
  Monitor performance of the Corporation's Internal Audit Department and independent auditors, and oversee the Corporation's system of disclosure controls and internal controls.
  Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purposes of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation.
  Review such other policies, procedures and activities of the Corporation as may be directed by the Board of Directors.

The independent auditors and persons performing the internal audit function are ultimately accountable to the Committee, in its capacity as a committee of the Board of Directors, and to the full Board of Directors. While the Committee has the oversight responsibilities set forth in this Charter and the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation") and Bylaws (the "Bylaws"), it is not the responsibility of the Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Corporation's financial statements are complete and accurate or are in compliance with generally accepted accounting principles. These matters and tasks are the responsibility of the Corporation's management or the independent auditors. Likewise, it is the responsibility of the Corporation's management or the independent auditors to bring appropriate matters to the attention of the Committee, and to keep the Committee informed of matters which the Corporation's management or the independent auditors believe require attention, guidance, resolution or other actions. While it is not the duty of the Committee to conduct investigations or to assure compliance with applicable laws, rules and regulations, the Committee may take such actions with respect to such matters as it deems necessary or advisable in fulfilling its duties identified in this Charter.

To the fullest extent permissible under applicable law, each member of the Committee is entitled to rely in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Committee by any of the Corporation's officers, employees, committees, the independent auditors, persons performing the internal audit function or any other person as to matters the member reasonably believes are within such other person's professional or expert competence.

  Committee Membership

  The Committee members shall be appointed by the Board of Directors. The Committee shall consist of at least three directors, each of whom shall be independent of management and the Corporation, and shall meet the independence requirements under applicable rules of the Securities and Exchange Commission ("SEC"), the Federal Deposit Insurance Corporation ("FDIC") and the Nasdaq Stock Market or any other national securities exchange on which the securities of the Corporation are then listed (the "Relevant Stock Market"). All Committee members shall meet the financial literacy requirements of the rules and regulations of the FDIC, the Relevant Stock Market and any other applicable rules and regulations within a reasonable period of time after such member's appointment. At least one member shall be qualified and designated as the "Audit Committee financial expert," within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the rules of the SEC thereunder. The Committee shall recommend the Chairperson of the Committee to the Board for approval.

  Meetings

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of each meeting, the Committee shall meet privately (without management present) with the independent auditors and the Chief Auditor of the Internal Audit Department, and shall also meet periodically in executive session. The Committee may ask members of management or others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. The Committee may delegate authority to the Committee Chairperson or subcommittees, including the authority to preapprove all auditing and permitted non-audit services, provided that such decisions are presented for approval to the full Committee at its next scheduled meeting.

  Responsibilities and Duties

In carrying out its oversight purposes, the Committee shall have the following duties, responsibilities and authority.

Financial Statements

The Committee shall:

  Review significant accounting and reporting issues and their impact on the financial statements. These issues include:

    Complex or unusual transactions and highly judgmental areas

    Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles

    The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation

  Review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, as well as reports from the independent auditors regarding critical accounting policies and practices used by the Corporation, any significant alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, and the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management, including the attestation on management's internal control report, any management letter and schedule of unadjusted audit differences.

  Review with management and the independent auditors the results of the annual audit and any other required communications from the independent auditors, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management.

  Review the Corporation's annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing or distribution. Based on such reviews and discussions, the Committee shall advise the Board whether it recommends that the audited financial statements be included in the Corporation's SEC Form 10-K to be filed with the SEC.
  Review required written certifications made by the CEO and CFO during the Forms 10-K and 10-Q certification process that they have disclosed to the Committee all significant deficiencies in the design or operation of internal controls or any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls and assure that the Corporation maintains a system of disclosure controls and procedures that is capable of producing timely, accurate and reliable disclosure, which the CEO and CFO must evaluate and certify.
  At least quarterly, discuss with management and the independent auditors earnings press releases, as well as the nature of financial information and earnings guidance provided to analysts and rating agencies. The Committee may delegate this responsibility to one or more members of the Committee.

Internal Control

The Committee shall:

  In consultation with management, the independent auditors and the Chief Auditor, consider the adequacy and effectiveness of the Corporation's financial reporting process and controls, including information technology security and control, and if applicable, compliance with legal requirements.
  Understand the scope of Internal Audit and independent auditors' review of internal control over financial reporting. Review significant findings, conclusions and recommendations prepared by the independent auditors and the internal auditing department together with management's responses.
  Independent Auditors

The Committee shall:

  Be directly responsible, and have the sole authority, for the appointment of the independent auditors to be retained by the Corporation, approve the compensation of the independent auditors, be directly responsible for oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report, or related work, and have the sole authority for the discharge or replacement of the independent auditors. The Committee will approve, in advance, the provision by the independent auditors of all services whether or not related to the audit. The Committee may also establish pre-approval policies and procedures with respect to the approval of audit or non-audit services consistent with applicable laws, rules and regulations and the requirements of the Relevant Stock Market. In that connection, the Committee may delegate to a Committee member the authority to pre-approve certain auditing services and non-audit services, subject to ratification at the next regularly scheduled meeting of the Committee. The pre-approval policy and procedures shall be described in the Corporation's annual meeting proxy statement. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of (a) compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (b) compensation to any advisers employed by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties.
  Review the qualifications, independence and performance of the independent auditors. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, and shall report directly to the Committee. On an annual basis, the Committee shall review and discuss with the independent auditors their formal written statement describing all relationships between the Corporation and auditors, and attesting to the auditor's independence and other matters as required by applicable law.
  Review the information required by Statement on Auditing Standards (SAS) 61 on an annual basis with the independent auditors. Request that the independent auditors review, in accordance with SAS 100, the SEC Form 10-Q, prior to its filing, update any material changes in SAS 61 information, and communicate such updates to SAS 61 to the Committee, on a quarterly basis.
  At least annually, obtain and review reports from the independent auditors describing: (i) the independent auditors' internal control procedures; (ii) any material issues concerning the independent auditors' internal control matters raised in the most recent independent peer review report; and (iii) material issues concerning audits conducted by the independent auditors within the past five (5) years raised by a governmental or professional authority, and the firm's actions to address all of the foregoing matters.
  Ensure the rotation of the lead partner every five (5) years and other audit partners every seven (7) years, and consider whether there should be regular rotation of the audit firm itself.

Internal Audit Department

The Committee shall:

  Review with management and the Chief Auditor, the internal audit function of the Corporation, including its audit charter, staffing, adequacy of its resources and qualifications, performance and effectiveness, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.
  Review the appointment, performance and replacement of the Chief Auditor of the Internal Audit Department on an annual basis. The Chairperson of the Audit Committee shall participate in the annual performance evaluation of the Chief Auditor, including compensation decisions.
  Review the annual Internal Audit program, changes in the program, and coordination of such program with the independent auditors. No less than quarterly, the Committee shall be provided a summary of completed internal audits, including material findings, and a progress report on the proposed Internal Audit program.

Compliance with Laws and Regulations

The Committee shall:

  Review compliance programs and procedures that provide for the Corporation's compliance with the appropriate State and Federal Laws and Regulations, including the Community Reinvestment Act (CRA), the Bank Secrecy Act (BSA) and Trust Regulation 9, by meeting with the Compliance Officer, the CRA Officer, the BSA Officer and the Trust Compliance Officer at least annually, and receiving such reports as the Committee shall periodically require.
  Review the findings of any examinations by regulatory agencies, and periodically monitor the status of any corrective actions.
  Establish and ensure that procedures are in place for: (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the submission by employees of the Corporation, on a confidential and anonymous basis, of communications involving any concerns regarding accounting or auditing matters.

Reporting Responsibilities

The Committee shall:

  Maintain minutes of meetings and regularly report to the Board of Directors on significant results of the activities and issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors, and the performance of the Internal Audit Department.
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission. This report shall describe the Committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services. The report shall be included in the Corporation's annual proxy statement.

Other Audit Committee Responsibilities

The Committee shall:

  Meet at least annually with the Loan Review Officer, in order to receive this department's report of loans reviewed, the evaluation of the adequacy of the Corporation's allowance for loan losses, its listing of classified loans, and the analysis of impaired loans and their reserve allocation. On a quarterly basis, the Loan Review Officer shall provide the Committee with a report summarizing this department's activity for the prior quarter, a current evaluation of the allowance for loan losses, and a summary of the Corporation's asset quality.
  At least annually, meet with the Senior Vice President - Banking Operations in order to review the Information Security Program and determine whether adequate procedures are in place to monitor the Corporation's compliance with the Information Security Policy adopted by the Board of Directors. On a semi-annual basis, the Committee shall receive a report from the Senior Vice President - Banking Operations summarizing the Information Security Program activities.
  Discuss with management the Corporation's major policies with respect to risk assessment and risk management.
  To the extent not otherwise reviewed by a committee of independent directors, review related party transactions for potential conflict of interest situations, and provide approval to the extent the Committee shall deem appropriate in its judgment, when the transaction (or series of similar transactions) exceeds $60,000 and a director (or nominee) or executive officer, or a 5% security holder, or a member of the immediate family of any of these persons, has a direct or indirect material interest.
  At least annually, review and reassess the adequacy of this Charter, and submit it to the Board of Directors for its approval. This document shall be published in the Corporation's annual proxy at least every three (3) years in accordance with SEC regulations.
  Evaluate the Committee's performance at least annually.

General Powers:

The Committee may:

  Retain, at such times and on such terms as the Committee determines in its sole discretion and at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.
  Seek any information it requires from officers or employees of the Corporation, all of whom are directed to cooperate with the Committee's requests.

CHEMUNG FINANCIAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS - MAY 20, 2004

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF CHEMUNG FINANCIAL CORPORATION

John B. Hintz and Daniel Agan, each with power of substitution and with all powers and discretion the undersigned would have if personally present, are hereby appointed the Proxy Agents to represent the undersigned at the Annual Meeting of Shareholders of Chemung Financial Corporation, to be held on May 20, 2004 (including any adjournments or postponements thereof) and to vote all shares of Common Stock of Chemung Financial Corporation which the undersigned is entitled to vote on all matters that properly come before the meeting, subject to any directions indicated.

(To be signed on Reverse Side)

_______________________________________________________________________

Annual Meeting of Shareholders of

CHEMUNG FINANCIAL CORPORATION

May 20, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible

Please detach and mail in the envelope provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE _X__
1. Election of Directors

___ For all Nominees ____ Robert H. Dalrymple

___ Withhold Auhtority ____ Frederick Q. Falck

For All Nominees ____ Ralph H. Meyer

___ For All Except ____ Richard W. Swan

(see instructions below)

Instructions: To withhold authority to vote for any individual nominee(s), mark "For All Except" and fill in the circle next to each nominee you wish to withhold, as shown here __X__

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE GIVEN, THE PROXY AGENTS INTEND TO VOTE FOR THE NOMINEES.

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. _____

Please check here if you plan to attend the meeting. _____
Signature of Shareholder_________________Date________	Signature of Shareholder____________Date________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.